BALANCE SHEETS			Exhibit 99 (b)
BOK FINANCIAL CORPORATION
(In thousands)
		Period Ended
	March 31,	December 31,	March 31,
	2010	2009	2009
	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$ 902,575	$ 875,250	$ 686,976
Trading securities	115,641	65,354	128,179
Funds sold and resell agreements	29,410	45,966	27,197
Securities:
Available for sale	8,904,395	8,872,023	6,991,803
Investment	309,910	240,405	251,848
Mortgage trading securities	427,196	285,950	454,493
Total securities	9,641,501	9,398,378	7,698,144
Residential mortgage loans held for sale	178,362	217,826	245,791
Loans:
Commercial	6,014,739	6,207,840	7,101,530
Commercial real estate	2,443,848	2,491,434	2,732,081
Residential mortgage	1,797,711	1,793,622	1,819,950
Consumer	714,926	786,802	986,355
Total loans	10,971,224	11,279,698	12,639,916
Less reserve for loan losses	(299,717)	(292,095)	(251,002)
Loans, net of reserve	10,671,507	10,987,603	12,388,914
Premises and equipment, net	279,152	280,260	281,300
Accrued revenue receivable	107,300	108,822	104,205
Goodwill	335,601	335,601	335,829
Intangible assets, net	17,315	18,638	23,694
Mortgage servicing rights, net	119,066	73,824	50,246
Real estate and other repossessed assets	121,933	129,034	61,383
Bankers' acceptances	2,945	3,869	9,316
Derivative contracts	325,364	343,782	551,316
Cash surrender value of bank-owned life insurance	248,927	247,357	239,348
Other assets	405,377	385,267	501,604
TOTAL ASSETS	$ 23,501,976	$ 23,516,831	$ 23,333,442

LIABILITIES AND EQUITY
Deposits:
Demand	$ 3,599,981	$ 3,653,844	$ 3,050,896
Interest-bearing transaction	8,093,725	7,930,439	6,627,222
Savings	179,554	165,952	168,644
Time	3,654,256	3,767,993	5,423,659
Total deposits	15,527,516	15,518,228	15,270,421
Funds purchased and
repurchase agreements	2,638,263	2,471,743	2,217,081
Other borrowings	1,909,934	2,133,357	2,276,430
Subordinated debentures	398,578	398,539	398,443
Accrued interest, taxes, and expense	117,179	111,880	146,111
Bankers' acceptances	2,945	3,869	9,316
Due on unsettled securities trades	103,186	212,335	311,133
Derivative contracts	311,685	308,360	640,275
Other liabilities	159,973	133,146	118,181
TOTAL LIABILITIES	21,169,259	21,291,457	21,387,391
Shareholders' equity:
Capital, surplus and retained earnings	2,264,786	2,216,553	2,111,823
Accumulated other comprehensive income (loss)	47,657	(10,740)	(180,523)
TOTAL SHAREHOLDERS' EQUITY	2,312,443	2,205,813	1,931,300
Non-controlling interest	20,274	19,561	14,751
TOTAL EQUITY	2,332,717	2,225,374	1,946,051
TOTAL LIABILITIES AND EQUITY	$ 23,501,976	$ 23,516,831	$ 23,333,442

AVERAGE BALANCE SHEETS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

ASSETS
Trading securities	$ 70,979	$ 68,027	$ 64,763	$ 112,960	$ 111,962
Funds sold and resell agreements	32,363	30,358	67,032	29,277	50,701
Securities:
Available for sale	8,884,678	8,583,032	7,782,254	7,242,931	6,645,086
Investment	256,003	238,479	235,967	271,068	238,562
Mortgage trading securities	366,845	340,456	267,591	365,434	453,304
Total securities	9,507,526	9,161,967	8,285,812	7,879,433	7,336,952
Residential mortgage loans held for sale	137,404	194,760	176,403	286,077	201,135
Loans:
Commercial	6,132,889	6,325,580	6,521,438	6,901,057	7,182,481
Commercial real estate	2,492,535	2,538,737	2,621,176	2,684,020	2,762,789
Residential mortgage	1,833,602	1,827,339	1,873,457	1,884,023	1,841,006
Consumer	728,294	801,040	871,347	933,950	998,489
Total loans	11,187,320	11,492,696	11,887,418	12,403,050	12,784,765
Less allowance for loan losses	(309,194)	(298,157)	(281,289)	(273,335)	(252,734)
Total loans, net	10,878,126	11,194,539	11,606,129	12,129,715	12,532,031
Total earning assets	20,626,398	20,649,651	20,200,139	20,437,462	20,232,781
Cash and due from banks	1,089,971	1,095,087	828,965	638,791	661,433
Cash surrender value of bank-owned life insurance	247,415	245,460	242,715	240,199	237,805
Derivative contracts	300,865	352,143	401,887	493,448	476,091
Other assets	1,448,098	1,353,393	1,376,828	1,264,131	1,335,259
TOTAL ASSETS	$ 23,712,747	$ 23,695,734	$ 23,050,534	$ 23,074,031	$ 22,943,369

LIABILITIES AND EQUITY
Deposits:
Demand	$ 3,485,504	$ 3,666,663	$ 3,392,578	$ 3,183,338	$ 2,864,751
Interest-bearing transaction	7,963,752	7,734,678	7,162,477	6,854,003	6,610,805
Savings	170,990	167,572	167,677	167,813	159,537
Time	3,772,295	4,002,337	4,404,854	5,123,947	5,215,091
Total deposits	15,392,541	15,571,250	15,127,586	15,329,101	14,850,184
Funds purchased and
repurchase agreements	2,575,286	2,173,476	2,284,985	2,316,990	2,562,066
Other borrowings	2,249,470	2,380,938	2,173,103	1,951,699	2,158,963
Subordinated debentures	398,559	398,522	398,484	398,456	398,425
Derivative contracts	276,696	318,809	392,277	536,232	641,974
Other liabilities	521,567	605,994	539,129	534,889	416,242
TOTAL LIABILITIES	21,414,119	21,448,989	20,915,564	21,067,367	21,027,854
Total equity	2,298,628	2,246,745	2,134,970	2,006,664	1,915,515
TOTAL LIABILITIES AND EQUITY	$ 23,712,747	$ 23,695,734	$ 23,050,534	$ 23,074,031	$ 22,943,369
	-	-	-	-	-

STATEMENTS OF EARNINGS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except per share data)
	Quarter Ended
	March 31,
	2010	2009

Interest revenue	$ 219,370	$ 233,227
Interest expense	36,796	63,382
Net interest revenue	182,574	169,845
Provision for credit losses	42,100	45,040
Net interest revenue after
provision for credit losses	140,474	124,805

Other operating revenue
Brokerage and trading revenue	21,035	24,699
Transaction card revenue	25,687	25,428
Trust fees and commissions	16,320	16,510
Deposit service charges and fees	26,792	27,405
Mortgage banking revenue	14,871	18,498
Bank-owned life insurance	2,972	2,317
Margin asset fees	36	67
Other revenue	7,602	6,583
Total fees and commissions	115,315	121,507
Gain (loss) on other assets	(1,390)	143
Gain (loss) on derivatives, net	(341)	(1,664)
Gain (loss) on securities, net	4,524	20,108
Total other-than-temporary impairment losses	(9,708)	(54,368)
Portion of loss recognized in other comprehensive income	(5,483)	(39,366)
Net impairment losses recognized in earnings	(4,225)	(15,002)
Total other operating revenue	113,883	125,092

Other operating expense
Personnel	96,824	92,627
Business promotion	3,978	4,428
Professional fees and services	6,401	6,512
Net occupancy and equipment	15,511	16,258
Insurance	6,533	5,638
Data processing and communications	20,309	19,306
Printing, postage and supplies	3,322	4,571
Net (gains) losses and operating expenses
of repossessed assets	7,220	1,806
Amortization of intangible assets	1,324	1,686
Mortgage banking costs	9,267	7,467
Change in fair value of mortgage servicing rights	(13,932)	(1,955)
Other expense	6,975	7,450
Total other operating expense	163,732	165,794

Net income before taxes	90,625	84,103
Federal and state income taxes	30,283	28,838

Net income before non-controlling interest	60,342	55,265
Net income (loss) attributable to non-controlling interest	209	233

Net income attributable to BOK Financial Corporation	$ 60,133	$ 55,032

Average shares outstanding:
Basic	67,592,315	67,315,986
Diluted	67,790,049	67,387,102

Net income per share:
Basic	$ 0.88	$ 0.81
Diluted	$ 0.88	$ 0.81

FINANCIAL HIGHLIGHTS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Capital:
Period-end shareholders' equity	$ 2,312,443	$ 2,205,813	$ 2,185,013	$ 2,050,572	$ 1,931,300
Risk weighted assets	$ 16,787,566	$ 17,275,808	$ 17,515,147	$ 18,338,540	$ 18,355,862
Risk-based capital ratios:
Tier 1	11.45%	10.86%	10.56%	9.86%	9.66%
Total capital	15.09%	14.43%	14.10%	13.34%	13.08%
Leverage ratio	8.25%	8.05%	8.16%	7.97%	7.85%
Tangible common equity ratio (A)	8.46%	7.99%	7.78%	7.55%	6.84%
Tier 1 common equity ratio (B)	11.33%	10.75%	10.45%	9.77%	9.58%

Common stock:
Book value per share	$ 33.99	$ 32.53	$ 32.27	$ 30.30	$ 28.57

Market value per share:
High	$ 53.11	$ 47.91	$ 48.10	$ 43.02	$ 40.71
Low	$ 45.43	$ 41.87	$ 34.81	$ 34.46	$ 22.95

Cash dividends paid	$ 16,304	$ 16,201	$ 16,280	$ 16,184	$ 15,027
Dividend payout ratio	27.11%	37.88%	32.14%	31.05%	27.31%
Shares outstanding, net	68,042,918	67,802,807	67,707,547	67,674,442	67,589,045
Stock buy-back program:
Shares repurchased	-	-	-	-	-
Amount	$ -	$ -	$ -	$ -	$ -
Average price per share	$ -	$ -	$ -	$ -	$ -

Performance ratios (quarter annualized):
Return on average assets	1.03%	0.72%	0.87%	0.91%	0.97%
Return on average equity	10.61%	7.55%	9.41%	10.42%	11.65%
Net interest margin	3.68%	3.64%	3.63%	3.55%	3.47%
Efficiency ratio	59.11%	60.02%	58.09%	61.02%	57.10%

Other data:
Gain (loss) on economic hedge of mortgage servicing rights	$ (211)	$ (4,440)	$ 3,560	$ (10,199)	$ (2,118)
Trust assets	$ 30,739,254	$ 30,385,365	$ 29,945,585	$ 29,288,041	$ 28,700,791
Mortgage servicing portfolio	$ 10,895,182	$ 6,603,132	$ 6,339,764	$ 6,082,501	$ 5,515,893
Mortgage loan fundings during the quarter	$ 382,028	$ 560,254	$ 536,173	$ 1,023,272	$ 708,561
Mortgage loan refinances to total fundings	55.00%	47.00%	49.00%	71.00%	73.51%
Tax equivalent adjustment	$ 2,416	$ 2,196	$ 1,982	$ 1,791	$ 2,105
Unrealized gain (loss) on available for sale securities	$ 107,754	$ 13,226	$ 30,898	$ (128,492)	$ (261,856)

(A) Tangible common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Total shareholders' equity	$ 2,312,443	$ 2,205,813	$ 2,185,013	$ 2,050,572	$ 1,931,300
Less: intangible assets, net	(352,916)	(354,239)	(356,152)	(357,838)	(359,523)
Tangible common equity	$ 1,959,527	$ 1,851,574	$ 1,828,861	$ 1,692,734	$ 1,571,777

Total assets	$ 23,501,976	$ 23,516,831	$ 23,876,841	$ 22,768,319	$ 23,333,442
Less: intangible assets, net	(352,916)	(354,239)	(356,152)	(357,838)	(359,523)
	$ 23,149,060	$ 23,162,592	$ 23,520,689	$ 22,410,481	$ 22,973,919

Tangible common equity ratio	8.46%	7.99%	7.78%	7.55%	6.84%

(B) Tier 1 common equity ratio is a non-GAAP measure.
Reconciliation to a GAAP financial measure follows:
Tier 1 capital	$ 1,922,783	$ 1,876,778	$ 1,849,254	$ 1,807,705	$ 1,773,576
Less: non-controlling interest	(20,274)	(19,561)	(18,981)	(15,590)	(14,751)
Tier 1 common equity	$ 1,902,509	$ 1,857,217	$ 1,830,273	$ 1,792,115	$ 1,758,825

Risk weighted assets	$ 16,787,566	$ 17,275,808	$ 17,515,147	$ 18,338,540	$ 18,355,862

Tier 1 common equity ratio	11.33%	10.75%	10.45%	9.77%	9.58%

QUARTERLY EARNINGS TRENDS - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Interest revenue	$ 219,370	$ 224,411	$ 226,246	$ 230,685	$ 233,227
Interest expense	36,796	39,933	45,785	55,105	63,382
Net interest revenue	182,574	184,478	180,461	175,580	169,845
Provision for credit losses	42,100	48,620	55,120	47,120	45,040
Net interest revenue after
provision for credit losses	140,474	135,858	125,341	128,460	124,805

Other operating revenue
Brokerage and trading revenue	21,035	20,240	24,944	21,794	24,699
Transaction card revenue	25,687	26,292	26,264	27,533	25,428
Trust fees and commissions	16,320	16,492	16,315	16,860	16,510
Deposit service charges and fees	26,792	29,501	30,464	28,421	27,405
Mortgage banking revenue	14,871	13,403	13,197	19,882	18,498
Bank-owned life insurance	2,972	2,870	2,634	2,418	2,317
Margin asset fees	36	50	51	68	67
Other revenue	7,602	7,101	6,087	6,124	6,583
Total fees and commissions	115,315	115,949	119,956	123,100	121,507
Gain (loss) on other assets	(1,390)	(205)	3,223	973	143
Gain (loss) on derivatives, net	(341)	(370)	(294)	(1,037)	(1,664)
Gain (loss) on securities, net	4,524	7,277	12,266	6,471	20,108
Total other-than-temporary impairment losses	(9,708)	(67,390)	(6,133)	(1,263)	(54,368)
Portion of loss recognized in other comprehensive income	(5,483)	(52,902)	(2,752)	279	(39,366)
Net impairment losses recognized in earnings	(4,225)	(14,488)	(3,381)	(1,542)	(15,002)
Total other operating revenue	113,883	108,163	131,770	127,965	125,092

Other operating expense
Personnel	96,824	93,687	98,012	96,191	92,627
Business promotion	3,978	5,758	4,827	4,569	4,428
Professional fees and services	6,401	8,813	7,555	7,363	6,512
Net occupancy and equipment	15,511	17,600	15,884	15,973	16,258
Insurance	6,533	6,412	6,092	5,898	5,638
FDIC special assessment	-	-	-	11,773	-
Data processing and communications	20,309	21,121	20,413	20,452	19,306
Printing, postage and supplies	3,322	3,601	3,716	4,072	4,571
Net (gains) losses and operating expenses
of repossessed assets	7,220	5,101	3,497	996	1,806
Amortization of intangible assets	1,324	1,912	1,686	1,686	1,686
Mortgage banking costs	9,267	11,436	8,065	9,336	7,467
Change in fair value of mortgage servicing rights	(13,932)	(5,285)	2,981	(7,865)	(1,955)
Other expense	6,975	6,281	6,004	5,326	7,450
Total other operating expense	163,732	176,437	178,732	175,770	165,794

Net income before taxes	90,625	67,584	78,379	80,655	84,103
Federal and state income taxes	30,283	24,780	24,772	28,315	28,838

Net income before non-controlling interest	60,342	42,804	53,607	52,340	55,265
Net income (loss) attributable to non-controlling interest	209	33	2,947	225	233

Net income attributable to BOK Financial Corporation	$ 60,133	$ 42,771	$ 50,660	$ 52,115	$ 55,032

Average shares outstanding:
Basic	67,592,315	67,446,326	67,392,059	67,344,577	67,315,986
Diluted	67,790,049	67,600,344	67,513,700	67,448,029	67,387,102

Net income per share:
Basic	$ 0.88	$ 0.63	$ 0.75	$ 0.77	$ 0.81
Diluted	$ 0.88	$ 0.63	$ 0.75	$ 0.77	$ 0.81

LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Oklahoma:
Commercial	$ 2,616,086	$ 2,649,252	$ 2,738,217	$ 2,918,478	$ 3,119,362
Commercial real estate	787,543	820,578	815,362	855,742	881,620
Residential mortgage	1,235,788	1,228,822	1,245,917	1,249,104	1,234,417
Consumer	404,570	451,829	483,369	521,431	562,021
Total Oklahoma	5,043,987	5,150,481	5,282,865	5,544,755	5,797,420

Texas:
Commercial	1,935,819	2,017,081	2,075,379	2,182,756	2,277,186
Commercial real estate	769,682	735,338	734,742	741,199	816,830
Residential mortgage	307,643	313,113	335,797	345,780	337,044
Consumer	160,449	170,062	188,374	196,752	214,134
Total Texas	3,173,593	3,235,594	3,334,292	3,466,487	3,645,194

New Mexico:
Commercial	326,203	341,802	344,910	380,378	393,180
Commercial real estate	298,197	305,061	344,988	313,190	315,511
Residential mortgage	85,629	86,415	88,271	90,944	99,805
Consumer	16,713	17,473	18,176	18,826	19,900
Total New Mexico	726,742	750,751	796,345	803,338	828,396

Arkansas:
Commercial	86,566	103,443	99,559	97,676	99,955
Commercial real estate	129,125	132,436	128,984	133,026	133,227
Residential mortgage	17,071	16,849	19,128	19,015	17,145
Consumer	110,123	124,265	136,461	152,620	168,971
Total Arkansas	342,885	376,993	384,132	402,337	419,298

Colorado:
Commercial	495,916	545,724	569,549	595,858	675,223
Commercial real estate	228,998	239,970	249,879	269,923	267,035
Residential mortgage	68,049	66,504	68,667	58,557	59,120
Consumer	17,991	17,362	18,272	14,097	14,599
Total Colorado	810,954	869,560	906,367	938,435	1,015,977

Arizona:
Commercial	209,019	199,143	219,330	215,540	211,953
Commercial real estate	202,192	227,249	257,169	262,607	285,841
Residential mortgage	68,015	65,047	57,304	58,265	61,605
Consumer	3,068	3,461	4,826	3,229	5,261
Total Arizona	482,294	494,900	538,629	539,641	564,660

Kansas:
Commercial	345,130	351,395	323,112	325,165	324,671
Commercial real estate	28,111	30,802	29,211	36,006	32,017
Residential mortgage	15,516	16,872	14,740	12,310	10,814
Consumer	2,012	2,350	1,871	1,454	1,469
Total Kansas	390,769	401,419	368,934	374,935	368,971

TOTAL BOK FINANCIAL	$ 10,971,224	$ 11,279,698	$ 11,611,564	$ 12,069,928	$ 12,639,916

DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
BOK FINANCIAL CORPORATION
(In thousands)
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Oklahoma:
Demand	$ 2,062,084	$ 2,068,908	$ 1,895,980	$ 1,451,057	$ 1,651,111
Interest-bearing:
Transaction	5,237,983	5,134,902	4,566,058	4,374,089	4,089,838
Savings	101,708	93,006	93,443	94,048	95,827
Time	1,360,756	1,397,240	1,765,980	2,033,312	2,876,313
Total interest-bearing	6,700,447	6,625,148	6,425,481	6,501,449	7,061,978
Total Oklahoma	8,762,531	8,694,056	8,321,461	7,952,506	8,713,089

Texas:
Demand	1,068,656	1,108,401	1,138,794	1,002,266	1,021,424
Interest-bearing:
Transaction	1,675,759	1,748,319	1,716,460	1,660,642	1,527,399
Savings	37,175	35,129	35,724	33,992	33,867
Time	1,043,813	1,100,602	1,007,579	1,035,919	1,054,632
Total interest-bearing	2,756,747	2,884,050	2,759,763	2,730,553	2,615,898
Total Texas	3,825,403	3,992,451	3,898,557	3,732,819	3,637,322

New Mexico:
Demand	222,685	209,090	216,330	175,033	180,308
Interest-bearing:
Transaction	480,189	444,247	424,528	434,498	401,000
Savings	20,036	17,563	18,039	18,255	17,858
Time	495,243	510,202	511,507	542,388	561,300
Total interest-bearing	995,468	972,012	954,074	995,141	980,158
Total New Mexico	1,218,153	1,181,102	1,170,404	1,170,174	1,160,466

Arkansas:
Demand	17,599	21,526	19,077	17,261	16,503
Interest-bearing:
Transaction	61,398	50,879	85,061	73,972	63,924
Savings	1,266	1,346	1,131	1,031	1,100
Time	105,794	101,839	137,109	162,505	150,015
Total interest-bearing	168,458	154,064	223,301	237,508	215,039
Total Arkansas	186,057	175,590	242,378	254,769	231,542

Colorado:
Demand	136,048	146,929	121,555	113,895	111,048
Interest-bearing:
Transaction	456,508	448,846	477,418	445,521	466,276
Savings	18,118	17,802	18,518	18,144	18,905
Time	509,410	525,844	520,906	579,709	584,971
Total interest-bearing	984,036	992,492	1,016,842	1,043,374	1,070,152
Total Colorado	1,120,084	1,139,421	1,138,397	1,157,269	1,181,200

Arizona:
Demand	61,183	68,651	54,046	55,975	54,362
Interest-bearing:
Transaction	81,851	81,909	95,242	89,842	66,809
Savings	1,105	958	971	1,282	970
Time	64,592	60,768	56,809	59,775	54,923
Total interest-bearing	147,548	143,635	153,022	150,899	122,702
Total Arizona	208,731	212,286	207,068	206,874	177,064

Kansas / Missouri:
Demand	31,726	30,339	16,406	9,692	16,140
Interest-bearing:
Transaction	100,037	21,337	15,682	12,907	11,976
Savings	146	148	70	54	117
Time	74,648	71,498	84,923	158,325	141,505
Total interest-bearing	174,831	92,983	100,675	171,286	153,598
Total Kansas / Missouri	206,557	123,322	117,081	180,978	169,738

TOTAL BOK FINANCIAL	$ 15,527,516	$ 15,518,228	$ 15,095,346	$ 14,655,389	$ 15,270,421

NET INTEREST MARGIN TREND - UNAUDITED
BOK FINANCIAL CORPORATION
			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009
TAX-EQUIVALENT ASSETS YIELDS
Trading securities	4.53%	5.41%	4.72%	3.49%	3.69%
Funds sold and resell agreements	0.10%	0.21%	0.11%	0.19%	0.24%
Securities:
Taxable	3.73%	3.83%	4.18%	4.50%	4.90%
Tax-exempt	5.28%	5.16%	5.03%	5.69%	6.64%
Total securities	3.78%	3.87%	4.21%	4.54%	4.96%
Residential mortgage loans held for sale	5.16%	4.71%	4.94%	4.51%	4.79%
Loans	4.81%	4.74%	4.67%	4.64%	4.56%
Less reserve for loan losses	-	-	-	-	-
Loans, net of reserve	4.95%	4.86%	4.78%	4.75%	4.65%
Total tax-equivalent yield on earning assets	4.41%	4.42%	4.54%	4.65%	4.75%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest-bearing transaction	0.52%	0.57%	0.65%	0.78%	0.95%
Savings	0.42%	0.47%	0.48%	0.25%	0.28%
Time	1.86%	1.95%	2.20%	2.48%	2.83%
Total interest-bearing deposits	0.94%	1.03%	1.23%	1.49%	1.76%
Funds purchased and repurchase agreements	0.32%	0.30%	0.32%	0.35%	0.45%
Other borrowings	0.29%	0.29%	0.38%	0.49%	0.58%
Subordinated debt	5.66%	5.52%	5.53%	5.67%	5.67%
Total cost of interest-bearing liabilities	0.87%	0.94%	1.09%	1.31%	1.50%
Tax-equivalent net interest revenue spread	3.54%	3.48%	3.45%	3.34%	3.25%
Effect of noninterest-bearing funding sources and other	0.14%	0.16%	0.18%	0.21%	0.22%
Tax-equivalent net interest margin	3.68%	3.64%	3.63%	3.55%	3.47%

CREDIT QUALITY INDICATORS
BOK FINANCIAL CORPORATION
(In thousands, except ratios)			Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2009	2009	2009	2009

Nonperforming assets:
Nonaccruing loans (B):
Commercial	$ 84,491	$ 101,384	$ 128,266	$ 126,510	$ 128,501
Commercial real estate	219,639	204,924	212,418	189,586	175,487
Residential mortgage	36,281	29,989	38,220	35,860	34,182
Consumer	3,164	3,058	3,897	1,037	1,065
Total nonaccruing loans	$ 343,575	$ 339,355	$ 382,801	$ 352,993	$ 339,235
Renegotiated loans (A)	17,763	15,906	17,426	17,479	13,623
Real estate and other repossessed assets	121,933	129,034	89,507	75,243	61,383
Total nonperforming assets	$ 483,271	$ 484,295	$ 489,734	$ 445,715	$ 414,241

Nonaccruing loans by principal market (B):
Oklahoma	$ 89,512	$ 83,176	$ 112,610	$ 108,490	$ 105,536
Texas	61,839	66,892	65,911	51,582	55,225
New Mexico	23,572	26,693	35,541	29,640	18,046
Arkansas	15,206	13,820	5,911	3,888	4,078
Colorado	66,990	60,082	50,432	45,794	38,567
Arizona	85,808	84,559	108,161	106,076	111,772
Kansas	648	4,133	4,235	7,523	6,011
Total nonaccruing loans	$ 343,575	$ 339,355	$ 382,801	$ 352,993	$ 339,235
	-	-	-	-	-
Nonaccruing loans by loan portfolio sector (B):
Commercial:
Energy	$ 17,182	$ 22,692	$ 48,992	$ 53,842	$ 49,618
Manufacturing	4,834	15,765	17,429	16,975	18,248
Wholesale / retail	6,629	12,057	7,623	10,983	8,650
Agriculture	65	65	98	105	115
Services	35,535	30,926	30,094	24,713	30,226
Healthcare	10,538	13,103	13,758	14,222	14,288
Other	9,708	6,776	10,272	5,670	7,356
Total commercial	84,491	101,384	128,266	126,510	128,501
Commercial real estate:
Land development and construction	140,508	109,779	113,868	97,425	99,922
Retail	14,843	26,236	22,254	17,474	9,893
Office	26,660	25,861	31,406	27,685	23,305
Multifamily	15,725	26,540	28,223	27,827	27,198
Industrial	-	279	527	527	575
Other commercial real estate	21,903	16,229	16,140	18,648	14,594
Total commercial real estate	219,639	204,924	212,418	189,586	175,487
Residential mortgage:
Permanent mortgage	34,134	28,314	36,431	34,149	32,848
Home equity	2,147	1,675	1,789	1,711	1,334
Total residential mortgage	36,281	29,989	38,220	35,860	34,182
Consumer	3,164	3,058	3,897	1,037	1,065
Total nonaccruing loans	$ 343,575	$ 339,355	$ 382,801	$ 352,993	$ 339,235
	-	-	-	-	-
Performing loans 90 days past due	$ 12,915	$ 10,308	$ 24,238	$ 32,479	$ 46,123

Gross charge-offs	$ 40,328	$ 37,974	$ 38,581	$ 37,409	$ 34,535
Recoveries	5,850	2,950	2,594	2,472	2,664
Net charge-offs	$ 34,478	$ 35,024	$ 35,987	$ 34,937	$ 31,871

Provision for credit losses	$ 42,100	$ 48,620	$ 55,120	$ 47,120	$ 45,040

Reserve for loan losses to period end loans	2.73%	2.59%	2.42%	2.18%	1.99%
Combined reserves for credit losses to period end loans	2.86%	2.72%	2.52%	2.27%	2.07%
Nonperforming assets to period end loans
and repossessed assets	4.36%	4.24%	4.19%	3.67%	3.26%
Net charge-offs (annualized) to average loans	1.23%	1.22%	1.21%	1.13%	1.00%
Reserve for loan losses to nonaccruing loans	87.23%	86.07%	73.38%	74.59%	73.99%
Combined reserves for credit losses to nonaccruing loans	91.42%	90.31%	76.51%	77.55%	77.11%

(A) includes residential mortgage loans guaranteed by	$ 14,083	$ 12,799	$ 11,234	$ 11,079	$ 10,514
agencies of the U.S. government. These loans
have been modified to extend payment terms and/or
reduce interest rates to current market.
(B) includes loans subject to First United Bank sellers escrow	$ 4,281	$ 4,311	$ 4,173	$ 8,305	$ 11,287